[AIM LOGO APPEARS HERE]    THE AIM FAMILY OF FUNDS(R)

RETAIL CLASSES OF AIM EQUITY FUNDS, INC.

AIM CHARTER FUND
     (Growth and Income)

AIM WEINGARTEN FUND
     (Growth)

AIM CONSTELLATION FUND
     (Capital Appreciation)

PROSPECTUS

JUNE 15, 1995
AS REVISED
OCTOBER 11, 1995

This Prospectus contains information about the three mutual funds listed above (individually referred to as a "Fund" or collectively as the "Funds"), which are separate portfolios of AIM Equity Funds, Inc. (the "Company"), an open-ended, series management investment company.

AIM CHARTER FUND is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective. To accomplish its objectives, the Fund invests primarily in dividend-paying common stocks which have prospects for both growth of capital and dividend income.

AIM WEINGARTEN FUND is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

AIM CONSTELLATION FUND is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated June 15, 1995 as revised July 3, 1995 and as supplemented September 20, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                           PAGE                                                  PAGE
                                           ----                                                  ----
SUMMARY..................................    2          How to Purchase Shares.................  A-1
THE FUNDS................................    4          Terms and Conditions of Purchase of the
  Table of Fees and Expenses.............    4            AIM Funds............................  A-2
  Financial Highlights...................    6          Special Plans..........................  A-8
  Performance............................    9          Exchange Privilege.....................  A-10
  Investment Programs....................    9          How to Redeem Shares...................  A-12
  Management.............................   12          Determination of Net Asset Value.......  A-15
  Organization of the Company............   14          Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM FAMILY OF                     Matters..............................  A-16
  FUNDS(R)...............................  A-1          General Information....................  A-18
  Introduction to The AIM Family of                     APPLICATION INSTRUCTIONS...............  B-1
     Funds(R)............................  A-1


                                    SUMMARY
--------------------------------------------------------------------------------

THE FUNDS

  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers four series comprising four separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates to Class A and Class B shares of AIM CHARTER FUND ("CHARTER") and AIM WEINGARTEN FUND ("WEINGARTEN") and Class A shares of AIM CONSTELLATION FUND ("CONSTELLATION"), (the "Retail Class" or "Retail Classes"). The Company also offers shares of AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"), another series portfolio of the Company, as well as other classes of shares of the Funds, pursuant to separate prospectuses. The other classes of the funds and the other portfolio of the Company have different sales charges and expenses, which may affect performance. To obtain information about AGGRESSIVE GROWTH call (800) 347-4246, or for the other classes of the Funds call (800) 659-1005. See "General Information."

  The assets of each Fund are invested in a separate portfolio. The classes of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as each Fund's investment advisor pursuant to a Master Investment Advisory Agreement. AIM acts as manager or advisor to 37 investment company portfolios. As of June 1, 1995, the total assets of the investment company portfolios advised or managed by AIM or its affiliates were approximately $31.3 billion. Under the Master Advisory Agreement dated as of October 18, 1993 (the "Master Advisory Agreement"), AIM receives a fee for its services based on each Fund's average daily net assets. Under the Master Administrative Services Agreement between the Company and AIM dated as of October 18, 1993 (the "Master Administrative Services Agreement"), AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Funds. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly-owned subsidiary and a registered transfer agent, receives a per account fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Retail Classes of the Funds. Under the Master Sub-Advisory Agreement dated as of October 18, 1993 (the "Master Sub-Advisory Agreement") between AIM and A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, AIM Capital serves as sub-advisor for the Funds and receives compensation equal to 50% of the amount paid by the Funds to AIM. The total advisory fees paid by each Fund are higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by each Fund at its respective current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."

  PURCHASING SHARES. Investors may select Class A or Class B shares of the Funds which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

  Orders for the purchase of Class B shares of CHARTER and WEINGARTEN will be accepted commencing June 26, 1995.

  Class A Shares (all Funds) -- Shares are offered at net asset value plus any applicable initial sales charge.

  Class B Shares (Charter and Weingarten only) -- Shares are offered at net asset value without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the end of the calendar month in which a purchase was made. Class B shares automatically convert to Class A shares of the same Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

  Initial investments in either class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Funds' shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  SUITABILITY FOR INVESTORS. An investor in Class A or Class B shares of CHARTER or WEINGARTEN should consider the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges, as described above. Therefore, AIM Distributors will reject any order for purchase of more than $250,000 for Class B shares.

  EXCHANGE PRIVILEGE. The Funds are among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds(R)"). Class A shares of CHARTER, WEINGARTEN and CONSTELLATION may be exchanged for Class A shares (or shares which normally involve payment of initial sales charges) of other funds in The AIM Family of Funds(R). Class B shares of CHARTER and WEINGARTEN may be exchanged for Class B shares of other funds in The AIM Family of Funds(R). See "Exchange Privilege."

  REDEEMING SHARES. Class A shareholders of the Funds may redeem all or a portion of their shares at the respective Fund's net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years following the end of the calendar month in which a purchase was made. Class B shares redeemed after six years following the end of the calendar month of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Funds currently declare and pay dividends from net investment income, if any, on a quarterly basis with respect to CHARTER and on an annual basis with respect to WEINGARTEN and CONSTELLATION. Each Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions paid with respect to Class A or Class B shares of a Fund may be reinvested at current net asset value, (without payment of a sales charge) in additional shares of such class of the Fund or may be invested in shares of such class of the other funds in The AIM Family of Funds(R). See "Dividends, Distributions and Tax Matters" and "Special Plans."

  The AIM Family of Funds(R), The AIM Family of Funds(R) and Design (i.e., the AIM logo), AIM and Design, and AIM are registered service marks of A I M Management Group Inc.

                                   THE FUNDS
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in any of the Funds understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses for Class A shares of CHARTER, WEINGARTEN, and CONSTELLATION set forth in the table are based on the actual average net assets of each Fund for its 1994 fiscal year. The fees and expenses for Class B shares of CHARTER and WEINGARTEN set forth in the table are based on the estimated expenses for each Class' first period of operations. The rules of the United States Securities and Exchange Commission (the "Commission") require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                           CHARTER           WEINGARTEN       CONSTELLATION
                                                      -----------------   -----------------   -------------
                                                      CLASS A   CLASS B   CLASS A   CLASS B      CLASS A
                                                      -------   -------   -------   -------   -------------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares
     (as a percentage of offering price)............     5.50%     None      5.50%     None        5.50%
  Maximum sales load imposed on reinvested dividends
     and
     distributions..................................     None      None      None      None        None
  Deferred sales load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower)............................     None(1)   5.00%     None(1)   5.00%       None(1)
  Redemption fees...................................     None      None      None      None        None
  Exchange fee(2)...................................     None      None      None      None        None

Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management fee (after fee waiver).................      .64%      .64%      .61%*     .61%        .62%*
  Distribution plan payments(3).....................      .30%     1.00%      .30%     1.00%        .30%
  Other expenses**:
     Transfer agent fees and costs..................     .11%      .11%      .16%      .16%        .10%
                                                         ----      ----      ----      ----        ----
     Other..........................................     .12%      .12%      .14%      .14%        .17%
                                                         ----      ----      ----      ----        ----
     Total other expenses...........................      .23%      .23%      .30%      .30%        .27%
                                                         ----      ----      ----      ----        ----
  Total fund operating expenses.....................     1.17%     1.87%     1.21%     1.91%       1.19%
                                                         ====      ====      ====      ====        ====

---------------

(1) Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the end of the calendar month in which such purchases were made. See the Investor's Guide, under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

(2) No fee is charged for exchanges among The AIM Family of Funds(R); however, a $5 service fee will be charged for exchanges by market timers.

(3) As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

  * WEINGARTEN'S and CONSTELLATION'S investment advisor is currently waiving a portion of its fees. Had there been no fee waivers during the year, management fees would have been 0.64% and 0.63%, respectively, of average net assets. There can be no assurance that future waivers of fees (if any) will not vary from the figures reflected in the table.

 ** Estimated for Class B shares of CHARTER and WEINGARTEN.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Funds, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

                                                            CHARTER    WEINGARTEN    CONSTELLATION
                                                            --------   -----------   --------------
         1 year............................................    $66         $67             $66
         3 years...........................................    $90         $91             $91
         5 years...........................................   $116        $118            $117
        10 years...........................................   $189        $194            $191

  An investor would pay the following expenses on a $1,000 investment in Class B shares of CHARTER and WEINGARTEN, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                      CHARTER       WEINGARTEN
                                                                       FUND            FUND
                                                                      -------       ----------
        1 year......................................................    $69            $69
        3 years.....................................................    $89            $90

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of CHARTER and WEINGARTEN, assuming no redemption at the end of each time period:

                                                                      CHARTER       WEINGARTEN
                                                                       FUND            FUND
                                                                      -------       ----------
        1 year......................................................    $19            $19
        3 years.....................................................    $59            $60

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF A PARTICULAR FUND'S ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below for the periods indicated are per share data, ratios and supplemental data (collectively, "data") for the Class A shares of each of the Funds. The data with respect to CHARTER for the fiscal year ended October 31, 1994, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. The data with respect to CHARTER for the nine years ended October 31, 1993, has been audited by Tait, Weller & Baker, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. The data with respect to WEINGARTEN and CONSTELLATION for each of the years in the six year period ended October 31, 1994, the ten months ended October 31, 1988 and the year ended December 31, 1987 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information.

          (PER SHARE DATA AND RATIOS FOR A CLASS A SHARE OUTSTANDING
                           THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

AIM CHARTER FUND

                                                                              CLASS A SHARES
                                                                          YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------------------------------
                                             1994           1993           1992         1991        1990       1989       1988
                                           ---------      ---------      ---------    --------    --------    -------    -------
Net asset value, beginning of period.....  $    9.46      $    8.36      $    8.42    $   6.55    $   6.97    $  5.40    $  6.61
Income from investment operations:
 Net investment income...................       0.21           0.17           0.18        0.18        0.18       0.21       0.15
 Net gains (losses) on securities (both
   realized and unrealized)..............      (0.45)          1.22           0.16        2.15        0.08       1.55       0.16
                                           ---------      ---------      ---------    --------    --------    -------    -------
 Total from investment operations........      (0.24)          1.39           0.34        2.33        0.26       1.76       0.31
                                           ---------      ---------      ---------    --------    --------    -------    -------
Less distributions:
 Dividends from net investment income....      (0.16)         (0.29)         (0.17)      (0.15)      (0.26)     (0.19)     (0.12)
 Distributions from capital gains........      (0.16)            --          (0.23)      (0.31)      (0.42)        --      (1.40)
                                           ---------      ---------      ---------    --------    --------    -------    -------
 Total distributions.....................      (0.32)         (0.29)         (0.40)      (0.46)      (0.68)     (0.19)     (1.52)
                                           ---------      ---------      ---------    --------    --------    -------    -------
Net asset value, end of period...........  $    8.90      $    9.46      $    8.36    $   8.42    $   6.55    $  6.97    $  5.40
                                           =========      =========      =========    ========    ========    =======    =======
Total return(b)..........................      (2.55)%        16.92%          4.17%      37.65%       3.86%     33.68%      5.90%
                                           =========      =========      =========    ========    ========    =======    =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).............................. $1,579,074     $1,690,482     $1,256,151    $443,546    $102,499    $70,997    $65,799
                                          ==========     ==========     ==========    ========   =========    =======    =======
 Ratio of expenses to average net
   assets................................       1.17%(c)       1.17%          1.17%       1.29%       1.35%      1.35%      1.46%
                                          ==========     ==========     ==========    ========   =========    =======    =======
 Ratio of net investment income to
   average net assets....................       2.32%(c)       1.89%          2.14%       2.14%       2.51%      3.73%      2.83%
                                          ==========     ==========     ==========    ========   =========    =======    =======
 Portfolio turnover rate.................        126%           144%            95%        144%        215%       131%       247%
                                          ==========     ==========     ==========    ========   =========    =======    =======


                                            1987      1986(a)     1985
                                           -------    -------    -------
Net asset value, beginning of period.....  $  8.18    $  6.83    $  6.15
Income from investment operations:
 Net investment income...................     0.09       0.16       0.17
 Net gains (losses) on securities (both
   realized and unrealized)..............     0.35       1.87       0.69
                                           -------    -------    -------
 Total from investment operations........     0.44       2.03       0.86
                                           -------    -------    -------
Less distributions:
 Dividends from net investment income....    (0.14)     (0.17)     (0.18)
 Distributions from capital gains........    (1.87)     (0.51)        --
                                           -------    -------    -------
 Total distributions.....................    (2.01)     (0.68)     (0.18)
                                           -------    -------    -------
Net asset value, end of period...........  $  6.61    $  8.18    $  6.83
                                           =======    =======    =======
Total return(b)..........................     6.72%     31.59%     14.41%
                                           =======    =======    =======
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)..............................  $82,756    $81,985    $75,555
                                           =======    =======    =======
 Ratio of expenses to average net
   assets................................     1.15%      1.21%      1.09%
                                           =======    =======    =======
 Ratio of net investment income to
   average net assets....................     1.57%      1.91%      2.39%
                                           =======    =======    =======
 Portfolio turnover rate.................      225%        75%        68%
                                           =======    =======    =======

---------------

(a) The Fund changed investment advisors on May 2, 1986.

(b) Does not deduct sales charges.

(c) Ratios are based on average net assets of $1,607,483,471.

                (PER SHARE DATA AND RATIOS FOR A CLASS A SHARE
                     OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

AIM WEINGARTEN FUND

                                                                      CLASS A SHARES
                                                                       OCTOBER 31,
                               --------------------------------------------------------------------------------------------
                                 1994            1993           1992           1991         1990        1989       1988(b)
                               ---------      ----------      ---------      ---------    --------    ---------    --------
Net asset value, beginning of
 period....................... $    17.62     $    16.68      $   15.76      $   11.15    $  12.32    $    9.23    $   8.36
Income from investment
 operations:
 Net investment income........       0.07           0.10           0.10           0.11        0.09         0.10        0.07
 Net gains (losses) on
   securities (both realized
   and unrealized)............       0.57           0.93           0.98           4.80       (0.56)        3.10        0.80
                               ----------     ----------      ---------      ---------    --------    ---------    --------
 Total from investment
   operations.................       0.64           1.03           1.08           4.91       (0.47)        3.20        0.87
                               ----------     ----------      ---------      ---------    --------    ---------    --------
Less distributions:
 Dividends from net investment
   income.....................      (0.11)         (0.09)         (0.07)         (0.09)      (0.06)       (0.11)         --
 Distributions from net
   realized capital gains.....      (0.33)            --          (0.09)         (0.21)      (0.64)          --          --
                               ----------     ----------      ---------      ---------    --------    ---------    --------
 Total distributions..........      (0.44)         (0.09)         (0.16)         (0.30)      (0.70)       (0.11)         --
                               ----------     ----------      ---------      ---------    --------    ---------    --------
 Net asset value, end of
   period..................... $    17.82     $    17.62     $    16.68     $    15.76    $  11.15    $   12.32    $   9.23
                               ==========     ==========     ==========     ==========    ========   ==========   =========
Total return(c)...............       3.76%          6.17%          6.85%         44.88%      (4.03)%      35.13%      10.41%
                               ==========     ==========     ==========     ==========    ========   ==========   =========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)............. $3,965,858     $4,999,983     $5,198,835     $2,534,331    $632,522   $  393,320    $297,284
                               ==========     ==========     ===========    ==========    ========   ==========   =========
 Ratio of expenses to average
   net assets.................        1.2%(d)        1.1%           1.1%           1.2%        1.3%         1.2%        1.1%(e)
                               ==========     ==========     ==========     ==========   =========   ==========   =========
 Ratio of net investment
   income to average net
   assets.....................        0.4%(d)        0.6%           0.6%           0.7%        0.8%         1.0%        0.9%(e)
                               ==========     ==========     ==========     ==========   =========   ==========   =========
Portfolio turnover rate.......        136%           109%            37%            46%         79%          87%         93%
                               ==========     ==========      =========     ==========   =========   ==========   =========
Borrowings for the period:
 Amount of debt outstanding at
   end of period..............         --             --             --             --          --   $3,781,000          --
 Average amount of debt
   outstanding during the
   period(f)..................         --             --             --             --    $485,359   $1,082,551    $228,587
 Average number of shares
   outstanding during the
   period (000s omitted)(f)...    249,351        314,490        246,273        102,353      44,770       31,275      33,031
 Average amount of debt per
   share during the period....         --             --             --             --    $   .011    $    .035    $   .007

                                         CLASS A SHARES
                                        DECEMBER 31,(a)
                                --------------------------------
                                  1987      1986(b)       1985
                                --------    --------    --------
Net asset value, beginning of
 period.......................  $   8.82    $   9.10    $   6.73
Income from investment
 operations:
 Net investment income........      0.07        0.09        0.08
 Net gains (losses) on
   securities (both realized
   and unrealized)............      0.83        2.11        2.34
                                --------    --------    --------
 Total from investment
   operations.................      0.90        2.20        2.42
                                --------    --------    --------
Less distributions:
 Dividends from net investment
   income.....................     (0.09)      (0.09)      (0.05)
 Distributions from net
   realized capital gains.....     (1.27)      (2.39)         --
                                --------    --------    --------
 Total distributions..........     (1.36)      (2.48)      (0.05)
                                --------    --------    --------
 Net asset value, end of
   period.....................  $   8.36    $   8.82    $   9.10
                                ========    ========    ========
Total return(c)...............      9.75%      25.06%      36.12%
                                ========    ========    ========
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted).............  $286,453    $171,138    $168,492
                                ========    ========    ========
 Ratio of expenses to average
   net assets.................       1.0%        1.0%        1.0%
                                ========    ========    ========
 Ratio of net investment
   income to average net
   assets.....................       0.7%        0.8%        1.0%
                                ========    ========    ========
Portfolio turnover rate.......       108%        113%         99%
                                ========    ========    ========
Borrowings for the period:
 Amount of debt outstanding at
   end of period..............  $355,000          --          --
 Average amount of debt
   outstanding during the
   period(f)..................  $509,259    $ 56,307    $ 23,917
 Average number of shares
   outstanding during the
   period (000s omitted)(f)...    25,825      18,519      18,598
 Average amount of debt per
   share during the period....  $   .020    $   .003    $   .001

---------------

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on September 29, 1987.

(b) The Fund changed investment advisors on May 1, 1986 and on September 30,
    1988.

(c) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(d) After waiver of advisory fees. Ratios of expenses and net investment income to average net assets prior to waiver of advisory fees were 1.2% and 0.4%, respectively. Ratios are based on average net assets of $4,271,844,336.

(e) Annualized.

(f) Averages computed on a daily basis.

                (PER SHARE DATA AND RATIOS FOR A CLASS A SHARE
                     OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

AIM CONSTELLATION FUND

                                                                            CLASS A SHARES
                                                                              OCTOBER 31,
                                     ------------------------------------------------------------------------------------------
                                        1994            1993          1992         1991       1990         1989        1988(b)
                                     ----------      ----------     --------     --------   ---------    ---------    ---------
Net asset value, beginning of
 period............................. $    17.04      $    13.25     $  11.72     $   6.59   $    9.40    $    7.34    $    6.35
Income from investment operations:
 Net investment income (loss).......      (0.02)          (0.04)       (0.04)       (0.03)      (0.03)        0.01        (0.03)
 Net gains (losses) on securities
   (both realized and unrealized)...       1.29            3.83         1.76         5.16       (1.23)        2.46         1.02
                                     ----------      ----------     --------     --------   ---------    ---------    ---------
 Total from investment operations...       1.27            3.79         1.72         5.13       (1.26)        2.47         0.99
                                     ----------      ----------     --------     --------   ---------    ---------    ---------
Less distributions:
 Dividends from net investment
   income...........................         --              --           --           --       (0.01)          --           --
 Distributions from capital gains...         --              --        (0.19)          --       (1.54)       (0.41)          --
                                     ----------      ----------     --------     --------   ---------    ---------    ---------
 Total distributions................         --              --        (0.19)          --       (1.55)       (0.41)          --
                                     ----------      ----------     --------     --------   ---------    ---------    ---------
Net asset value, end of period...... $    18.31      $    17.04     $  13.25     $  11.72   $    6.59    $    9.40    $    7.34
                                     ==========      ==========     ========     ========   =========    =========    =========
Total return(c).....................       7.45%          28.60%       14.82%       77.85%     (16.17)%      35.50%       15.59%
                                     ==========      ==========     ========     ========   =========    =========    =========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted)......................... $3,726,029      $2,756,497     $966,472     $342,835   $  83,304    $  74,731    $  78,272
                                     ==========      ==========     ========     ========   =========    =========    =========
 Ratio of expenses to average net
   assets...........................        1.2%(d)         1.2%         1.2%         1.4%        1.4%         1.4%         1.3%(e)
                                     ==========      ==========     ========     ========   =========    =========    =========
 Ratio of net investment income
   (loss) to average net assets.....       (0.2)%(d)       (0.3)%       (0.4)%       (0.4)%      (0.4)%        0.1%        (0.6)%(e)
                                     ==========      ==========     ========     ========   =========    =========    =========
Portfolio turnover rate.............         79%             70%          62%         109%        192%         149%         131%
                                     ==========      ==========     ========     ========   =========    =========    =========
Borrowings for the period:
 Amount of debt outstanding at end
   of period (000s omitted).........         --              --           --           --         --    $    9,610   $    5,266
 Average amount of debt outstanding
   during the period(f).............         --              --           --           --  $2,344,356   $2,608,721   $2,147,733
 Average number of shares
   outstanding during the period
   (000s omitted)(f)................    182,897         124,101       55,902       21,205      11,397       10,050       10,845
 Average amount of debt per share
   during the period................         --              --           --           --  $     0.21   $     0.26   $     0.20

                                                CLASS A SHARES
                                                DECEMBER 31,(a)
                                      -----------------------------------
                                        1987        1986(b)       1985
                                      ---------    ---------    ---------
                                     <C
Net asset value, beginning of
 period.............................  $   10.58    $   10.90    $    8.48
Income from investment operations:
 Net investment income (loss).......      (0.05)       (0.07)       (0.02)
 Net gains (losses) on securities
   (both realized and unrealized)...       0.36         3.13         2.44
                                      ---------    ---------    ---------
 Total from investment operations...       0.31         3.06         2.42
                                      ---------    ---------    ---------
Less distributions:
 Dividends from net investment
   income...........................         --           --           --
 Distributions from capital gains...      (4.54)       (3.38)          --
                                      ---------    ---------    ---------
 Total distributions................      (4.54)       (3.38)          --
                                      ---------    ---------    ---------
Net asset value, end of period......  $    6.35    $   10.58    $   10.90
                                      =========    =========    =========
Total return(c).....................       2.85%       28.56%       28.48%
                                      =========    =========    =========
Ratios/supplemental data:
 Net assets, end of period (000s
   omitted).........................  $  71,418    $  78,885    $ 101,914
                                      =========    =========    =========
 Ratio of expenses to average net
   assets...........................        1.1%         1.1%         1.1%
                                      =========    =========    =========
 Ratio of net investment income
   (loss) to average net assets.....       (0.4)%       (0.5)%       (0.2)%
                                      =========    =========    =========
Portfolio turnover rate.............        135%         107%         117%
                                      =========    =========    =========
Borrowings for the period:
 Amount of debt outstanding at end
   of period (000s omitted)......... $      109   $    3,740   $      200
 Average amount of debt outstanding
   during the period(f)............. $2,365,545   $3,187,597   $1,894,208
 Average number of shares
   outstanding during the period
   (000s omitted)(f)................      9,668        8,519       10,811
 Average amount of debt per share
   during the period................  $    0.24    $    0.37    $    0.18

---------------

(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on June 19, 1987.

(b) The Fund changed investment advisors on September 30, 1988 and May 1, 1986.

(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(d) Ratios are based on average net assets of $3,174,514,127.

(e) Annualized.

(f) Averages computed on a daily basis.

--------------------------------------------------------------------------------

PERFORMANCE

  Each Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charge) to which investments in shares of the Funds may be subject. CHARTER and WEINGARTEN will also include performance data on Class A and Class B shares in any advertisement or promotional material which includes such fund performance data. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders which is available upon request and without charge.

  Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of CHARTER and WEINGARTEN reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing that Fund's yield and total return. The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

--------------------------------------------------------------------------------

INVESTMENT PROGRAMS

  The Company has four series, each of which is a separate investment portfolio -- CHARTER, WEINGARTEN, AGGRESSIVE GROWTH and CONSTELLATION. Three of the investment portfolios, CHARTER, WEINGARTEN and CONSTELLATION are discussed herein. Each of the Funds has its own investment objectives and investment program. There can, of course, be no assurance that any Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

  Each of the Funds may invest, for temporary or defensive purposes, all or a substantial portion of its assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements, or other debt securities, when such positions are deemed advisable in light of economic or market conditions.

  AIM CHARTER FUND. The primary investment objective of CHARTER is to seek growth of capital, with current income as a secondary objective. Although the amount of CHARTER'S current income will vary from time to time, it is anticipated that the current income realized by CHARTER will generally be greater than that realized by mutual funds whose sole objective is growth of capital. CHARTER seeks to achieve its objective by investing primarily in common stocks of companies believed by management to have the potential for above average growth in revenues and earnings. The Fund may satisfy the foregoing requirement in part through the ownership of securities which are convertible into, or exchangeable for, common stocks. Generally, at least 80% of CHARTER'S investments will be in interest, income or dividend paying stocks.

  AIM WEINGARTEN FUND. The investment objective of WEINGARTEN is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. WEINGARTEN'S portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Investment Objectives and Policies" in the Statement of Additional Information.

  AIM CONSTELLATION FUND. The investment objective of CONSTELLATION is to seek capital appreciation. CONSTELLATION aggressively seeks to increase shareholders' capital by investing principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. CONSTELLATION'S portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" below and "Investment Objectives and Policies" in the Statement of Additional Information.

  There can, of course, be no assurance that the Funds will in fact achieve their objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Funds, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

   CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of their respective objectives and policies, the Funds may employ one or more of the following strategies in order to enhance investment results:

  REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

  STOCK INDEX FUTURES CONTRACTS. Each of the Funds may purchase and sell stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Each of the Funds will only enter into domestic stock index futures. No physical delivery of the underlying stocks in the index is made. Each of the Funds will only enter into futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate such Fund's position in the futures contract. See the Statement of Additional Information for a description of the Funds' investments in futures contracts, including certain related risks. The Funds may each purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts would not exceed 5% of the market value of a Fund's total assets.

  WRITING COVERED CALL OPTION CONTRACTS. WEINGARTEN and CONSTELLATION may write
(sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. None of the Funds will engage in such transactions for speculative purposes.

  CONSTELLATION and WEINGARTEN may each write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if a Fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of WEINGARTEN and CONSTELLATION permit the writing of call options on securities comprising no more than 25% of the value of each Fund's net assets. Each Fund's policies with respect to the writing of call options may be changed by the Company's Board of Directors, without shareholder approval.

  ILLIQUID SECURITIES. None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  RULE 144A SECURITIES. Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  FOREIGN SECURITIES. To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities, which may be payable in foreign currencies and traded abroad, will constitute more than 20% of the value of each Funds' respective total assets. For purposes of computing such limitation, American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors Regarding Foreign Securities" below.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

  Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objectives, regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables herein. A higher rate of portfolio turnover may result in higher transac-tion costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

  The investment objectives and policies stated above are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. Each of the Funds has adopted a number of investment restrictions, including the following:

  BORROWING. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes. CHARTER and WEINGARTEN may each borrow amounts of up to 10% of their respective total assets and may each pledge amounts of up to 20% of their respective total assets to secure such borrowings. CONSTELLATION may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

  In addition to the ability to borrow money for temporary or emergency purposes, CONSTELLATION may, but has no current intention to, borrow money from banks to purchase or carry securities. The amount of such borrowings is limited by provisions of the Investment Company Act of 1940 (the "1940 Act"). Any investment gains made by CONSTELLATION with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

  LENDING OF FUND SECURITIES. Each of the Funds may also lend its portfolio securities in amounts up to 33 1/3% of the total assets of the respective Funds. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  The foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Funds, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to a Fund, including the Master Advisory Agreement with AIM, the Master Sub-Advisory Agreement between AIM and AIM Capital with respect to the Funds, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Retail Classes of the Funds, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Companys Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is a holding company engaged in the financial services business. Information concerning the Board of Directors may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, serves as the investment advisor to each Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and advises or manages 37 investment company portfolios (including the Funds). As of June 1, 1995, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately $31.3 billion. AIM is a wholly-owned subsidiary of AIM Management.

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  ADMINISTRATOR. The Company has entered into a Master Administrative Services Agreement effective as of October 18, 1993 with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

  SUB-ADVISOR. AIM Capital, 11 Greenway Plaza, Suite 1919, Houston, TX 77046-1173, serves as sub-advisor to the Funds pursuant to the Master Sub-Advisory Agreement between AIM and AIM Capital. Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the Company's Board of Directors. Sub-advisory agreements between AIM and AIM Capital for the Funds, with substantially identical terms to the Sub-Advisory Agreement, were in effect prior to October 18, 1993. AIM Capital is a wholly-owned subsidiary of AIM. Certain of the directors and officers of AIM Capital are also executive officers of the Company.

  FEE WAIVERS. AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of any Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee, which is calculated separately for each Fund. AIM received total advisory fees from CHARTER, WEINGARTEN and CONSTELLATION for the fiscal year ended October 31, 1994 which represented 0.64%, 0.61% and 0.62%, respectively, of each of such Fund's average daily net assets. As compensation for its services, AIM Capital receives a fee from AIM equal to 50% of the fees received by AIM under the Master Advisory Agreement on behalf of the Funds.

  AIM received reimbursement of administrative services costs from CHARTER, WEINGARTEN and CONSTELLATION for the fiscal year ended October 31, 1994 which represented 0.06%, 0.07% and 0.07%, respectively, of each such Fund's average daily net assets. Total expenses for a Class A share of the Retail Class for the fiscal year ended October 31, 1994, stated as a percentage of average net assets of each of CHARTER, WEINGARTEN and CONSTELLATION were 1.17%, 1.21% and 1.19%, respectively.

  AIM reimbursed AFS for providing shareholder servicing for CHARTER, WEINGARTEN and CONSTELLATION for the fiscal year ended October 31, 1994 which represented 0.05%, 0.07% and 0.07%, respectively, of each such Fund's average daily net assets.

  DISTRIBUTOR. The Company has entered into Master Distribution Agreements on behalf of each of the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of Class A and Class B shares of the Funds. Distribution agreements between the Company and AIM Distributors (with respect to Class A shares of CHARTER, WEINGARTEN, and CONSTELLATION), were in effect prior to October 18, 1993. Certain directors and officers of the Company are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Retail Classes of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of CHARTER and WEINGARTEN at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. Class A Plan. The Company has adopted a master distribution plan applicable to Class A shares of each Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Company may compensate AIM Distributors an aggregate amount of 0.30% of the average daily net assets of the Class A shares of each Fund on an annualized basis for the purpose of financing any activity that is intended to result in the sale of shares of each Fund. The Class A Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A shares of each Fund and who provide continuing personal services to their customers who own Class A shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Class B Plan. The Company has also adopted a master distribution plan applicable to Class B shares of CHARTER and WEINGARTEN (the "Class B Plan"). Under the Class B Plan, each of CHARTER and WEINGARTEN pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to such Fund's Class B shares. Of such amount CHARTER and WEINGARTEN each pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

  Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

  Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its 12b-1 fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Funds will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one class over another.

  For additional information concerning the operation of the Plans see the Statement of Additional Information.

PORTFOLIO MANAGERS

  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of 81 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Lanny H. Sachnowitz and Joel P. Dobberpuhl are primarily responsible for the day-to-day management of CHARTER. Mr. Sachnowitz is Vice President of AIM Capital and has been responsible for the Fund since 1991. Mr. Sachnowitz has been associated with AIM and/or its affiliates since 1987 and has seven years of experience as an investment professional. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Dobberpuhl has been associated with AIM since 1990 and has a total of six years of experience as an investment professional. Prior to 1990, he served as an equity trader and portfolio analyst for NationsBank of Texas, N.A.

  Jonathan C. Schoolar, Robert M. Kippes and David P. Barnard are primarily responsible for the day-to-day management of WEINGARTEN. Mr. Schoolar is Senior Vice President and Director of AIM Capital, Vice President of AIM and Senior Vice President of the Company and has been responsible for the Fund since 1987. He has been associated with AIM and/or its affiliates since 1986 and has 12 years of experience as an investment professional. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since 1994. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has 6 years of experience as an investment professional. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1986. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 21 years of experience as an investment professional.

  Robert M. Kippes, David P. Barnard and Jonathan C. Schooler are primarily responsible for the day-to-day management of CONSTELLATION. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager of CONSTELLATION and has been responsible for the Fund since 1993. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has six years of experience as an investment professional. Mr. Barnard's background is discussed above with respect to the management of Weingarten; he has also been responsible for the management of CONSTELLATION since 1990. Mr. Schoolar, whose background is discussed above with respect to the management of Weingarten, has also been responsible for the management of CONSTELLATION since 1987.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1988 as a Maryland corporation, and is registered with the Commission as a diversified, open-end, series, management investment company. The Company currently consists of four separate portfolios: CHARTER and WEINGARTEN, each of which has a Retail Class of shares consisting of Class A and Class B shares and an Institutional Class; CONSTELLATION, which has a Retail Class of Class A shares and an Institutional Class, and AGGRESSIVE GROWTH, which has a Retail Class of Class A shares.

  The authorized capital stock of the Company consists of 5,500,000,000 shares of common stock with a par value of $.001 per share, of which 750,000,000 shares are classified Class A shares of each investment portfolio, 750,000,000 shares are classified Class B shares of each of CHARTER and WEINGARTEN, 200,000,000 shares are classified Institutional Shares of each of the Funds, and the balance of which are unclassified.

  Each class of shares of the same Fund represents interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holder of shares of each Fund is entitled to such dividends payable out of the net assets allocable to such Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of each Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Company allocable to the Fund. Fractional shares of each Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 5:30 P.M. CENTRAL TIME).

                                INVESTOR'S GUIDE
                         TO THE AIM FAMILY OF FUNDS(R)
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS(R)

  THE AIM FAMILY OF FUNDS(R) consists of the following mutual funds:

            AIM AGGRESSIVE GROWTH FUND           AIM INTERMEDIATE GOVERNMENT FUND
            AIM BALANCED FUND                    AIM INTERNATIONAL EQUITY FUND
            AIM CHARTER FUND                     AIM LIMITED MATURITY TREASURY SHARES
            AIM CONSTELLATION FUND               AIM MONEY MARKET FUND*
            AIM GLOBAL AGGRESSIVE GROWTH FUND    AIM MUNICIPAL BOND FUND
            AIM GLOBAL GROWTH FUND               AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM GLOBAL INCOME FUND               AIM TAX-EXEMPT CASH FUND*
            AIM GLOBAL UTILITIES FUND            AIM TAX-FREE INTERMEDIATE SHARES
            AIM GROWTH FUND                      AIM VALUE FUND
            AIM HIGH YIELD FUND                  AIM WEINGARTEN FUND
            AIM INCOME FUND

* Shares of AIM TAX-EXEMPT CASH FUND, and Class C shares of AIM MONEY MARKET FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A and Class B shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds(R) ("AIM Funds"), an investor must submit a fully completed New Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by AIM Distributors to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for a spousal IRA account is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/SEP, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:

                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at one of the following telephone numbers:

                               (713) 626-1919 Extension 5224 (in Houston)
                               (800) 959-4246 (elsewhere)

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246
(elsewhere).

                                                                       MCF 10/95

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                              Texas Commerce Bank
                              ABA 113000609
                              Attn: AIM Wire Purchase
                              DDA 00100366807
                              Fund Name/Reference Number
                              Shareholder Name
                              Shareholder Account Number

  If wires are received after 4:15 p.m. Eastern Time or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the applicable AIM Fund.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, (other than AIM AGGRESSIVE GROWTH FUND and AIM CONSTELLATION FUND, collectively, the "Multiple Class Funds") may be purchased at their respective net asset value plus a sales charge as indicated below, except that shares of AIM TAX-EXEMPT CASH FUND and Class C shares (the "Class C shares") of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A or Class B shares (or, if applicable, Class C shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (713) 626-1919, Extension 5001 (in Houston) or
(800) 347-4246 (elsewhere). As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF 10/95

[AIM LOGO APPEARS HERE]

ACCOUNT APPLICATION                                           For AIM Use Only  ________________ - _________________________________
____________________________________________________________________________________________________________________________________

1  TYPE OF ACCOUNT (PLEASE PRINT)

   [ ]  INDIVIDUAL                                    [ ]  JOINT

   Name ____________________________________________________________   Social Security No. ___________ - ____________ - ____________
                                                                        (Account will not be opened  without a Social Security No.)
   Joint Registrant (if any)1,2

   Name ____________________________________________________________

   1 Use only the Social Security number of the first listed joint tenant.
   2 For joint registrations, the account registration will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested. I understand that I am responsible for consulting form of ownership.
   _________________________________________________________________________________________________________________________________

   [ ]  UNIFORM GIFT TO MINORS or                                [ ]  UNIFORM TRANSFER TO MINORS (where allowed by law)

   Name of Adult Custodian (only one permitted)

   Name ________________________________________________________

   Minor's Date of Birth __________ - _________ - ______________

   Name of Minor (only one permitted)

   Name _____________________________________________________  Minor's Social Security No. ___________ - ____________ - ____________
                                                                   (Account will not be opened without minor's Social Security No.)
   under the __________________________________________  Uniform Gifts/Transfers to Minors Act.
                    State of Residence of Minor
   _________________________________________________________________________________________________________________________________

   [ ]  CORPORATION                  [ ]  PARTNERSHIP                   Taxpayer I.D. No. ____________ - ___________________________

   [ ]  TRUST*                       [ ]  OTHER                       Social Security No. ____________ - __________ - ______________
                                                       (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

   Name of Corporation, Partnership, Trust or Other ________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   Name(s) of Trustee(s) ___________________________________________________________________________________________________________

   *If a trust, include date of trust instrument and list
    trustees if they are to be named in the registration.      Date of the Trust Agreement ___________ - ___________ - _____________

____________________________________________________________________________________________________________________________________

2  MAILING ADDRESS

   Street or P.O. Box __________________________________________________ Daytime Telephone ___________ - ___________________________

                      ______________________________________________________________________________________________________________

   City               ____________________________________________________ State _________ Zip ________________ - __________________

____________________________________________________________________________________________________________________________________

3  FOR DEALER USE ONLY (PLEASE PRINT)

   We hereby authorize A I M Distributors, Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify A I M Distributors, Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this
   Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or a Systematic
   Withdrawal Plan request, we guarantee the signature(s) in this Application.

   Dealer's Name ___________________________________________________________________________________________________________________

   Main Office Address _____________________________________________________________________________________________________________

   Branch # ______________________ Rep # ______________________________ Representative's Name ______________________________________

   Branch Address __________________________________________________________ Telephone No. ___________ - ___________________________

                  __________________________________________________________________________________________________________________

   Authorized Signature of Dealer _________________________________________________ Title __________________________________________

   For AIM Use Only

   _________________________ - _______________________________ - _______________________________
                                                                                                                           10/95 MCF

____________________________________________________________________________________________________________________________________

4  INVESTMENT INFORMATION

   METHOD OF INVESTMENT

   [ ] I have enclosed a check for a minimum of $500 per AIM Fund.

   [ ] I have enclosed a check for a minimum of $50 per AIM Fund and completed the Automatic Investment Plan information located at the end of this Application.

   [ ] I purchased _____ shares of _______________________ Fund through my broker on ____ /____ /____. Confirm #________________

   [ ] I will wire money from my bank account to AIM. Please call me at (_____)________________ to confirm my new account number.

   PLEASE MAKE MY INVESTMENT IN THE AIM FUNDS DESIGNATED BELOW:

                 Fund                                        Investment                          Class of Shares (Check one)

   [ ] AIM Aggressive Growth Fund         $ __________________________________________    [ ] Class A (only)
   [ ] AIM Balanced Fund                    __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Charter Fund                     __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Constellation Fund               __________________________________________    [ ] Class A (only)
   [ ] AIM Global Aggressive Growth Fund    __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Global Growth Fund               __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Global Income Fund               __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Global Utilities Fund            __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Growth Fund                      __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM High Yield Fund                  __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Income Fund                      __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Intermediate Government Fund     __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM International Equity Fund        __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Money Market Fund                __________________________________________    [ ] Class A   [ ] Class B   [ ] Class C
   [ ] AIM Municipal Bond Fund              __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Value Fund                       __________________________________________    [ ] Class A   [ ] Class B
   [ ] AIM Weingarten Fund                  __________________________________________    [ ] Class A   [ ] Class B

       Total Investment Amount:             __________________________________________

   If no class of shares is selected, Class A Shares will be purchased, except in the case of AIM Money Market Fund, where Class C
   Shares will be purchased.

   PLEASE MAKE YOUR CHECK PAYABLE TO THE AIM FUND IN WHICH YOU ARE INVESTING, OR IF YOU ARE INVESTING IN MORE THAN ONE AIM FUND,
   TO AIM FUND SERVICES, INC.
____________________________________________________________________________________________________________________________________

5  REDUCED SALES CHARGES (AVAILABLE FOR CLASS A SHARES ONLY)

   RIGHT OF ACCUMULATION.

   Are you a shareholder in another AIM Fund?   [ ] Yes   [ ] No

   [ ] I apply for Right of Accumulation reduced sales charges based on the following AIM Fund accounts (excluding Class B and
       Class C Shares).

   FUND                                                                Account No. or Social Security No.
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________
   _________________________________________________________________________________________________________________________________

   LETTER OF INTENT.

   [ ] I agree to the Letter of Intent provisions in the AIM Fund's current prospectus. During a 13-month period, I plan to invest in AIM Fund accounts (excluding Class B and Class C Shares) a dollar amount of at least:

   [ ] $25,000           [ ] $50,000           [ ] $100,000           [ ] $250,000           [ ] $500,000           [ ] $1,000,000
____________________________________________________________________________________________________________________________________

6  DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

   Dividends and capital gains will be reinvested in the same AIM Fund if no other option is selected, or if a Systematic
   Withdrawal Plan is selected.

   DIVIDENDS                                                        CAPITAL GAINS

   [ ] I wish to reinvest dividends in the same AIM Fund.           [ ] I wish to reinvest capital gains in the same AIM Fund.

   [ ] I wish to have dividends paid in cash.                       [ ] I wish to have capital gains paid in cash.

             [ ] Please reinvest dividends and capital gains in the following AIM Fund (must be within the same
                 Class of Shares):* ___________________________________________________________________________

   *If reinvesting dividends and capital gains into another AIM Fund, I have read the prospectus for that AIM Fund. Also, I understand that I must have an existing account in that AIM Fund with a market value of at least $500 or make an initial investment of at least $10,000 in the distribution-paying AIM Fund. I also understand that if dividends and capital gains are to be reinvested into another AIM Fund, they must both be reinvested into the same AIM Fund.

                                                                                                                           10/95 MCF

OPTIONAL FEATURES
____________________________________________________________________________________________________________________________________

7   SYSTEMATIC WITHDRAWAL PLAN

    I have at least $5,000 in shares in my AIM Fund account for which no certificates have been issued and would like to receive payments:

    [ ] Monthly   [ ] Quarterly   [ ] Annually1    Startup Month ________ Payments should be made on, or near the [ ] 10th or
    [ ] 25th of the month.

    Payments should be from:

    ________________________________ Fund in the amount of ________________________________2  [ ] dollars ($50 minimum) [ ] shares

    ________________________________ Fund in the amount of ________________________________2  [ ] dollars ($50 minimum) [ ] shares

    ________________________________ Fund in the amount of ________________________________2  [ ] dollars ($50 minimum) [ ] shares

    Shares will be liquidated at the then current net asset value price of the AIM Fund.

    1 The Systematic Withdrawal Plan is not available on an annual basis for Class B Shares.
    2 If no payment option is specified, payment will be made in fixed dollars.

    Withdrawals from Class B Shares which exceed on an annual basis 12% of the value of the account balance at the time the plan commenced may be subject to a contingent deferred sales charge, as set forth in the AIM Fund's current prospectus.

    Please mail checks to:    [ ] Address of Record (named in Section 2)    [ ] Bank of Record (named in Section 10)    [ ] Other:

    Name    ________________________________________________________________________________________________________________________

    Address ________________________________________________________________________________________________________________________

    City    _____________________________________________________________________  State _______ Zip ______________ - ______________

____________________________________________________________________________________________________________________________________

8   DOLLAR-COST AVERAGING PLAN

    I have at least $5,000 in shares in my ______________________ Fund account, for which no certificates have been issued, and I would like to exchange:

    $ _______________________________ into the _________________________________________ Fund, Account #________________________
              ($50 minimum)
    $ _______________________________ into the _________________________________________ Fund, Account #________________________
              ($50 minimum)
    $ _______________________________ into the _________________________________________ Fund, Account #________________________
              ($50 minimum)

    on a   [ ] monthly   [ ] quarterly basis starting in the month of___________________________________________________________
    Dollar-cost averaging is only available within the same class of shares.
____________________________________________________________________________________________________________________________________

9   TELEPHONE EXCHANGE PRIVILEGE AND/OR TELEPHONE REDEMPTION PRIVILEGE

    Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange or redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the AIM Fund's current prospectus
    I understand that the exchange privilege is only available for exchanges within the same class of shares.

    [ ] I DO NOT WANT THE TELEPHONE EXCHANGE PRIVILEGE.    [ ] I DO NOT WANT THE TELEPHONE REDEMPTION PRIVILEGE.

    Redemptions by telephone must be for an amount less than $50,000 and will be sent by check via U.S. Mail to the address of record, or sent to the bank of record, if Section 10 is completed for redemption by wire. Redemptions of Class B Shares may be subject to a contingent deferred sales charge, as set forth in the AIM Fund's current prospectus.

    In the event that the mailing address or bank of record has been changed within 30 days of the redemption request, the redemption request must be in writing and signature guaranteed. When requesting redemptions in writing, please sign exactly as the account is registered.

    A I M Distributors, Inc. and A I M Fund Services, Inc. will not be liable for any loss, expense or cost arising out of any telephone exchange or redemption request effected in accordance with the authorization(s) set forth in this Application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions.  Procedures for verification of telephone transactions may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction.
____________________________________________________________________________________________________________________________________

10  BANK OF RECORD

    Please attach a voided check in the space provided in the Automatic Investment Plan section located at the end of this
    Application.

    Bank Name       ________________________________________________________________________________________________________________

    Address         ________________________________________________________________________________________________________________

    City            _________________________________________________________________________  State _________  Zip ________________

    Bank ABA Number ________________________________________   Bank Account Number _________________________________________________

    Account Name    ________________________________________________________________________________________________________________

                                                                                                                          10/95 MCF

SIGNATURE AND DEALER INFORMATION
____________________________________________________________________________________________________________________________________

11  SIGNATURE AND TAXPAYER CERTIFICATION

   The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current prospectus for the AIM Fund(s) in which I (we) am (are)
   investing. I (we) hereby agree to all terms and conditions set forth in the prospectus(es) for the AIM Fund(s) in which I (we)
   am (are) investing, and further agree that this purchase of shares and all future purchases of shares shall be subject to the terms and conditions set forth in such prospectus(es) as they are in effect from time to time. THE UNDERSIGNED ACKNOWLEDGES THAT
   TELEPHONE EXCHANGE PRIVILEGE AND TELEPHONE REDEMPTION PRIVILEGE ARE AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE
   EVENT OF FRAUDULENT USE OF THESE PRIVILEGES. If I (we) do not want the Telephone Exchange Privilege or the Telephone Redemption
   Privilege, I (we) have so indicated on this Application.

   WITHHOLDING INFORMATION (SUBSTITUTE FORM W-9)

   Under the Interest and Dividend Tax Compliance Act of 1983, the Fund(s) is (are) required to have the following certification:
   Under the penalties of perjury I certify by signing this Application as provided below that:

   (1) The number shown in Section 1 of this Application is my correct Social Security (or Tax Identification) Number, and

   (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service
       (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (b) the
       IRS has notified me that I am no longer subject to backup withholding. (This paragraph (2) does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement and payments other than interest and dividends.)

       YOU MUST CROSS OUT PARAGRAPH (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP
       WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

   In addition, the Fund hereby incorporates by reference into this section of the Application either the IRS instructions for
   Form W-9 or the substance of those instructions whichever is attached to this Application.

   SIGNATURE PROVISIONS

   I/We, the undersigned Shareholder(s), have read and understand the foregoing Application and the attached material included herein by reference. In addition, I/we certify that the information which I/we have provided and the information which is included within the Application and the attached material included herein by reference is accurate including but not limited to the representations contained in the Withholding Information section of this Application above.


   Dated  _______________________________, 19 _________


   Signature of shareholder X ______________________________________________________________________________________________________


   Signature of shareholder X ______________________________________________________________________________________________________
   (if more than one shareholder)
                                         Please sign exactly as the account is registered.


____________________________________________________________________________________________________________________________________

SERVICE ASSISTANCE

   Our knowledgeable Client Services Representatives are available to assist you between 7:30 a.m and 5:30 p.m. Central Time at (800) 959-4246.

____________________________________________________________________________________________________________________________________

MAILING INSTRUCTIONS

   Mail your completed account application and check to:

       The AIM Family of Funds(R)
       Attn: Account Processing
       P.O. Box 4739
       Houston, TX 77210-4739



[AIM LOGO APPEARS HERE]           A I M DISTRIBUTORS, INC.

                                                                                                                           10/95 MCF


AUTOMATIC INVESTMENT PLAN                                                                                   [AIM LOGO APPEARS HERE]
                                                                                                        THE AIM FAMILY OF FUNDS (R)
To establish regular, monthly purchases of Fund shares.

The Automatic Investment Plan is a service available to shareholders of The AIM Family of Funds(R), making possible regular, monthly purchases of AIM Funds to allow dollar-cost averaging. Each month, A I M Fund Services, Inc. can arrange for an amount of money selected by you ($50 minimum per AIM Fund) to be deducted from your checking or savings account and used to purchase shares of a specified AIM Fund. You will receive confirmations from A I M Fund Services, Inc., and your bank statement will reflect the amount of the draft.
____________________________________________________________________________________________________________________________________

1  DRAFT AMOUNT

   I authorize you to withdraw a total of $_________________ ($50 minimum) from my checking/savings account at the bank shown below,

   beginning in ____________________________________ and invest this amount in shares of the AIM Fund listed below.
                            (month)
   I authorize for you to do this on, or about the * [ ] 10th, [ ] 25th or [ ] 10th and 25th days of each month

   *If no option is selected, your account will be drafted on, or near, the 10th of the month.

   I agree that if the draft is not  honored by my bank upon presentation, A I M Fund Services, Inc. may discontinue this service.
   I also authorize A I M Fund Services, Inc. to liquidate sufficient shares of the Fund to make up any deficiency resulting from a dishonored draft. I understand that this plan may be discontinued at any time by the AIM Fund or by myself by written notice to A I M Fund Services, Inc. received no later than ten business days prior to the above designated investment date.
____________________________________________________________________________________________________________________________________

2  FUND ACCOUNT INFORMATION (Please enter information exactly as your account is registered.)

   Name(s) _________________________________________________________________ AIM Account # _________________________________________


           _________________________________________________________________


   $ _____________________________ into the _________________________________________________________ Fund
            ($50 minimum)

   $ _____________________________ into the _________________________________________________________ Fund
            ($50 minimum)

   Signature _____________________________________________________   Signature _____________________________________________________
                      (All registered owners must sign.)                                (All registered owners must sign.)

   *Please note that each draft (per AIM Fund account) will be treated as a separate item by your bank.
   If you have shares in more than two AIM Funds please attach a separate sheet with the information requested above for such additional AIM Funds.
____________________________________________________________________________________________________________________________________

3  BANK AUTHORIZATION

   Name of Bank ____________________________________________________________________________________________________________________


   Address of Bank _________________________________________________________________________________________________________________
                                    Street                          City                      State                 Zip Code

   ABA Routing # _________________________________________________   Bank account # ________________________________________________

   [ ] Checking   [ ] Savings

   Please honor drafts on my account by A I M Fund Services, Inc. ("AFS"). Your authority to do so shall continue until you receive further notice from me revoking this authority. You may terminate your participation in this arrangement by written notice either to AFS or me. I agree that your rights with respect to each draft shall be the same as if it were drawn by me. I further agree that should any draft be dishonored, with or without cause, intentionally or inadvertently, you shall be under no liability whatsoever.

   _______________________________________________________________   _______________________________________________________________
                  Depositor's Name (Please print)                            Signature (exactly as appearing on bank records)

 ....................................................................................................................................
                                                                        ___________________________________________________________
VOIDED CHECK                                                           |                                                           |
                                                                       |                                                           |
ATTACH YOUR VOIDED CHECK HERE.                                         |     ???????                                       000     |
                                                                       |     ***********                                           |
A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739    |     **************                                        |
                                                                       |                                                           |
Phone: 800-959-4246                                                    |                                                 _________ |
                                                                       |                                    VOID       $ _________ |
                                                                       |                                                           |
    [AIM LOGO APPEARS HERE]        A I M DISTRIBUTORS, INC.            |___________________________________________________________|

                                                                                                                           10/95 MCF

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM AGGRESSIVE GROWTH FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                  DEALER
                                                                                CONCESSION
                                              INVESTOR'S SALES CHARGE           ----------
                                          --------------------------------         AS A
                                             AS A               AS A            PERCENTAGE
                                           PERCENTAGE         PERCENTAGE          OF THE
                                          OF THE PUBLIC       OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                  OFFERING           AMOUNT            OFFERING
     SINGLE TRANSACTION                      PRICE            INVESTED            PRICE
-----------------------------             ------------        ----------        ----------
              Less than $   25,000           5.50%              5.82%           4.75%
 $ 25,000 but less than $   50,000           5.25               5.54            4.50
 $ 50,000 but less than $  100,000           4.75               4.99            4.00
 $100,000 but less than $  250,000           3.75               3.90            3.00
 $250,000 but less than $  500,000           3.00               3.09            2.50
 $500,000 but less than $1,000,000           2.00               2.04            1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the end of the calendar month of the date of purchase, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT; and the Class A shares of each of AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                  DEALER
                                                                                CONCESSION
                                              INVESTOR'S SALES CHARGE           ----------
                                          --------------------------------         AS A
                                             AS A               AS A            PERCENTAGE
                                           PERCENTAGE         PERCENTAGE          OF THE
                                          OF THE PUBLIC       OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                  OFFERING           AMOUNT            OFFERING
     SINGLE TRANSACTION                      PRICE            INVESTED            PRICE
-----------------------------             ------------        ----------        ----------
              Less than $   50,000           4.75%              4.99%           4.00%
 $ 50,000 but less than $  100,000           4.00               4.17            3.25
 $100,000 but less than $  250,000           3.75               3.90            3.00
 $250,000 but less than $  500,000           2.50               2.56            2.00
 $500,000 but less than $1,000,000           2.00               2.04            1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. Purchases of $1,000,000 or more are at net asset value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the end of the calendar month of the date of purchase, as described under the caption "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES.

                                                                                  DEALER
                                                                                CONCESSION
                                              INVESTOR'S SALES CHARGE           ----------
                                          --------------------------------         AS A
                                             AS A               AS A            PERCENTAGE
                                           PERCENTAGE         PERCENTAGE          OF THE
                                          OF THE PUBLIC       OF THE NET          PUBLIC
   AMOUNT OF INVESTMENT IN                  OFFERING           AMOUNT            OFFERING
     SINGLE TRANSACTION                      PRICE            INVESTED            PRICE
-----------------------------             ------------        ----------        ----------

              Less than $  100,000           1.00%              1.01%           0.75%
 $100,000 but less than $  250,000           0.75               0.76            0.50
 $250,000 but less than $1,000,000           0.50               0.50            0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions.

                                                                       MCF 10/95

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than the Money Market Funds, as described below) received by dealers prior to 4:15 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:15 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to AIM Distributors or to the Transfer Agent through the facilities of NSCC. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the New York Stock Exchange is open for business, except for AIM LIMITED MATURITY TREASURY SHARES, for which a "business day" is any day on which either the New York Stock Exchange or such fund's custodian bank is open for business. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the New York Stock Exchange.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds, other than AIM MONEY MARKET FUND, currently offer two classes of shares, and AIM MONEY MARKET FUND currently offers three classes of shares, through separate distribution systems (the "Multiple Distribution System"). Although the Class A and Class B shares (and with respect to AIM MONEY MARKET FUND, Class C shares) of a particular Multiple Class Fund represent an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution Sys-

                                                                       MCF 10/95
tem, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by Class A or Class B shares and, if applicable, Class C shares, and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund.

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Class B Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption
     "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the end of the calendar month in which a purchase was made are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the end of the calendar month in which the purchase of Class B shares was made. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Class B Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. Such shares are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO MONEY MARKET FUNDS. Shares of AIM MONEY MARKET FUND or AIM TAX-EXEMPT CASH FUND (the "Money Market Funds") are purchased or exchanged at the net asset value next determined after acceptance of an order for purchase or exchange in proper form, except for Class A shares of AIM MONEY MARKET FUND, which are sold with a sales charge. Net asset value is normally determined at 12:00 noon and 4:15 p.m. Eastern Time on each business day of AIM MONEY MARKET FUND and at 4:15 p.m. Eastern Time on each business day of AIM TAX-EXEMPT CASH FUND. Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that either Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. See "How to Purchase Shares -- Purchases by Wire." Purchases made by payments in any other form, or payments in the form of federal funds received after such time, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position. Class B shares of AIM MONEY MARKET FUND are designed for temporary investment as part of an investment program in the Class B shares and, unlike shares of most money market funds, are subject to a contingent deferred sales charge as well as Rule 12b-1 distribution fees and service fees.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of shares of AIM TAX-EXEMPT CASH FUND, Class C shares of AIM MONEY MARKET FUND and Class B shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

                                                                       MCF 10/95

  The term "purchaser" means:

  o an individual and his or her spouse and minor children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an Individual Retirement Account (IRA), a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension Accounts ("SARSEP")) and 457 plans, although more than one beneficiary or participant is involved;

  o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  o the discretionary advised accounts of A I M Advisors, Inc. or A I M Capital Management, Inc.

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and
(ii) Class B shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attor-

                                                                       MCF 10/95
ney to surrender for redemption any or all escrowed shares, to make up such difference within 60 days of the expiration date. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released from escrow.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) AIM TAX-EXEMPT CASH FUND and Class C shares of AIM MONEY MARKET FUND and (ii) Class B shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AIM Distributors with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) AIM Management and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of The Shareholders Services Group, Inc., a wholly-owned subsidiary of First Data Corporation; (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, minor children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation or similar specialized investment services to their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the initial amount invested in the fund(s) is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, or
(3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees. Section 403(b) plans sponsored by public educational institutions

                                                                       MCF 10/95
will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms up to 1.00% of the net asset value of any shares of the Load Funds, up to 0.10% of the net asset value of any shares of AIM LIMITED MATURITY TREASURY SHARES, and up to 0.25% of the net asset value of any shares of all other AIM Funds sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AIM Distributors at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AIM Distributors at the phone numbers provided under "How to Purchase Shares." IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns Class A shares of a Multiple Class Fund, Class C shares of AIM Money Market Fund, or shares of another AIM Fund can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own Class B shares of a Multiple Class Fund can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount is normally made on or about the tenth or the twenty-fifth day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. No contingent deferred sales charge with respect to Class B shares of a Multiple Class Fund will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to Class B shares that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the initial account value.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

                                                                       MCF 10/95

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B Shares and Class C Shares of the Multiple Class Funds), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of each month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; and dividends and distributions attributable to Class C shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $10,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $10,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, provided that Class A shares may only be exchanged for Class A shares of another Multiple Class Fund or for shares of another AIM Fund which is not a Multiple Class Fund, Class B shares may only be exchanged for Class B shares of another Multiple Class Fund, and Class C shares of AIM MONEY MARKET FUND may only be exchanged for Class A shares of another Multiple Class Fund or for shares of another AIM Fund. The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE SHARES, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; Individual Retirement Account ("IRA") plans; and Simplified Employee Pension ("SEP") plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF 10/95

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; shares of certain of the AIM Funds, referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and shares of certain other funds, including the Class C shares of AIM MONEY MARKET FUND, referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge. In the event shares of any AIM Fund (other than Class B shares of the Multiple Class Funds) sold at net asset value are subject to a contingent deferred sales charge of 1% for 18 months from the end of the calendar month of the date of purchase, and subsequently are exchanged for shares of any other AIM Fund, the 18-month period shall be computed from the end of the calendar month of the date of the first purchase subject to this charge. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

                          LOAD FUNDS:                          LOWER LOAD FUNDS:
                          -----------                          -----------------
   AIM AGGRESSIVE GROWTH        AIM HIGH YIELD FUND -- CLASS A AIM LIMITED MATURITY TREASURY SHARES
     FUND -- CLASS A            AIM INCOME FUND -- CLASS A     AIM TAX-FREE INTERMEDIATE SHARES
   AIM BALANCED FUND -- CLASS A AIM INTERMEDIATE GOVERNMENT
   AIM CHARTER FUND -- CLASS A    FUND -- CLASS A              NO LOAD FUNDS:
   AIM CONSTELLATION            AIM INTERNATIONAL EQUITY       --------------
     FUND -- CLASS A              FUND -- CLASS A              AIM MONEY MARKET FUND
   AIM GLOBAL AGGRESSIVE GROWTH AIM MONEY MARKET                 -- CLASS C
     FUND -- CLASS A              FUND -- CLASS A              AIM TAX-EXEMPT CASH FUND
   AIM GLOBAL GROWTH            AIM MUNICIPAL BOND
     FUND -- CLASS A              FUND -- CLASS A
   AIM GLOBAL INCOME            AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A              OF CONNECTICUT
   AIM GLOBAL UTILITIES         AIM VALUE FUND -- CLASS A
     FUND -- CLASS A            AIM WEINGARTEN FUND -- CLASS A
   AIM GROWTH FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund, except that Class A shares and shares of all other AIM Funds may not be exchanged for Class B shares; Class B shares may be exchanged only for Class B shares; and Class C shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B shares. DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                            MULTIPLE CLASS
                                                                   LOWER LOAD               NO LOAD             FUNDS:
FROM:                     TO:    LOAD FUNDS                          FUNDS                   FUNDS             CLASS B
----------------          -------------------------------------  ---------------        ----------------    --------------
Load Funds............... Net Asset Value                        Net Asset Value        Net Asset Value     Not Applicable

Lower Load Funds......... Net Asset Value if shares were held    Net Asset Value        Net Asset Value     Not Applicable
                          for at least 30 days; or if shares
                          were acquired upon exchange of any
                          Load Fund; or if shares were acquired
                          upon exchange from any Lower Load
                          Fund and such shares were held for at
                          least 30 days. (No exchange privilege
                          is available for the first 30 days
                          following the purchase of the Lower
                          Load Fund shares.)

                                            (Table continued on following page)


                                                                       MCF 10/95

                                                                                                   MULTIPLE CLASS
                                                             LOWER LOAD            NO LOAD            FUNDS:
FROM:            TO:    LOAD FUNDS                             FUNDS                FUNDS             CLASS B
---------------- -------------------------------------  ---------------------  ----------------    --------------
No Load Funds... Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not Applicable
                 directly purchased. Net Asset Value    Load shares were
                 if No Load shares were acquired upon   acquired upon
                 exchange of shares of any Load Fund    exchange of shares of
                 or any Lower Load Fund; Net Asset      any Load Fund or any
                 Value if No Load shares were acquired  Lower Load Fund;
                 upon exchange of Lower Load Fund       otherwise,
                 shares and were held for at least 30   Offering Price.
                 days following the purchase of the
                 Lower Load Fund shares. (No exchange
                 privilege is available for the first
                 30 days following the acquisition of
                 the Lower Load Fund shares.)
Multiple Class
  Funds:
  Class B....... Not Applicable                         Not Applicable         Not Applicable      Net Asset Value

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:

Load Funds...... Net Asset Value                        Net Asset Value        Net Asset Value     Not Applicable

Lower Load
  Funds......... Net Asset Value if shares were         Net Asset Value        Net Asset Value     Not Applicable
                 acquired upon exchange of any Load
                 Fund. Otherwise, difference in sales
                 charge will apply.

No Load Funds... Offering Price if No Load shares were  Net Asset Value if No  Net Asset Value     Not Applicable
                 directly purchased. Net Asset Value    Load shares were
                 if No Load shares were acquired upon   acquired upon
                 exchange of shares of any Load Fund.   exchange of shares of
                 Difference in sales charge will apply  any Load Fund or any
                 if No Load shares were acquired upon   Lower Load Fund;
                 exchange of Lower Load Fund shares.    otherwise, Offering
                                                        Price.
Multiple Class
  Funds:
  Class B....... Not Applicable                         Not Applicable         Not Applicable      Net Asset Value


  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A and Class B shares of a Multiple Class Fund cannot be exchanged for each other), except that Class C shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  There is no fee for exchanges among the AIM Funds. A service fee of $5 per transaction will, however, be charged by AIM Distributors on accounts of market timing investment firms to help to defray the costs of maintaining an automated exchange service. This service fee will be charged against the market timing account from which shares are being exchanged.

  Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request in proper form (described below) is received by AFS in its Houston, Texas office, provided that such request is received prior to 4:15 p.m. Eastern Time. Exchange requests received after this time will result in the redemption of shares at their net asset value as determined at the close of business on the next business day. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received by AIM Distributors, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and

                                                                       MCF 10/95
the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AIM Distributors. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIM Distributors at the appropriate telephone number indicated under the caption "How to Purchase Shares." If a shareholder is unable to reach AIM Distributors by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the applicable fund(s) as long as such request is received prior to 4:15 p.m. Eastern Time. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares of Multiple Class Funds. For purposes of determining a shareholder's holding period of Class B shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B shares were held prior to an exchange will be added to the holding period of Class B shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the end of the calendar month in which such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or
(iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

         YEAR                                                CONTINGENT DEFERRED
         SINCE                                                 SALES CHARGE AS
       PURCHASE                                              % OF DOLLARS AMOUNT
         MADE                                                 SUBJECT TO CHARGE
       --------                                              -------------------
       First......................................................   5%
       Second.....................................................   4%
       Third......................................................   3%
       Fourth.....................................................   3%
       Fifth......................................................   2%
       Sixth......................................................   1%
       Seventh and Following......................................  None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends

                                                                       MCF 10/95
and distributions; third, of shares held for more than six years following the end of the calendar month in which the purchase was made; and fourth, of shares held less than six years following the end of the calendar month in which the purchase was made. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Contingent deferred sales charges on Class B shares will be waived on redemptions (1) following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in
Section 72(m)(7) of the Code (provided AIM Distributors is notified of such death or disability at the time of the redemption request and is provided with satisfactory evidence of such death or disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan,
(4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund and (5) effected by AIM of its investment in Class B shares. Waiver category (1) above applies only to redemptions: (i) made within one year following death or initial determination of disability and
(ii) of Class B shares held at the time of death or initial determination of disability. Waiver category (2) above applies only to redemptions resulting from: (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value; (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs; (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more Multiple Class Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B shares of a Multiple Class Fund and purchases of shares of the No Load Funds, a contingent deferred sales charge of 1% applies to purchases of $1,000,000 or more that are redeemed within 18 months of the end of the calendar month of the date of purchase. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the end of the calendar month in which the shares were purchased. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvestment of dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. The charge will be waived in the following circumstances:

          (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under
     Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where (a) the initial amount invested by a Plan in one or more of the AIM Funds is at least $1,000,000,
     (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;

          (2) redemptions of shares following the registered shareholder's (or in the case of joint accounts, all registered joint owners') death or disability, as defined in Section 72(m)(7) of the Code; and

          (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to either the Transfer Agent or AIM Distributors. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

                                                                       MCF 10/95

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA-SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to 4:15 p.m. Eastern Time, the redemption will be made at the net asset value determined at 4:15 p.m. Eastern Time and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and Class C Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the Class C Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or AIM Distributors, except that Class B shares of the Multiple Class Funds, and Class A shares of the Multiple Class Funds and shares of the other AIM Funds that are subject to the contingent deferred sales charge program for large purchases described above, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form by dealers prior to 4:15 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of NSCC by 7:00 p.m. Eastern Time on that day, will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:15 p.m. Eastern Time will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to AIM Distributors or to the Transfer Agent through the facilities of NSCC. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by 4:15 p.m. Eastern Time on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the New York Stock Exchange is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when

                                                                       MCF 10/95
signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIM Distributors.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in shares of the AIM Fund from which the redemption was made at the net asset value next computed after receipt by AIM Distributors of the funds to be reinvested. The shareholder must ask AIM Distributors for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment will not alter any capital gains payable. If there has been a loss on the redemption, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of the same fund within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares of the Multiple Class Funds or shares of any other AIM Fund, and who subsequently reinvest a portion or all of the value of the redeemed shares in shares of the same AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify AIM Distributors of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:15 p.m. Eastern Time (12:00 noon and 4:15 p.m. Eastern Time with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the New York Stock Exchange (the "NYSE") closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined 15 minutes following the close of the New York Stock Exchange on such day. The net asset value per share is calculated by subtracting a fund's liabilities from its assets and dividing the result by the total number of fund shares outstanding. The determination of each fund's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, a fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE SHARES value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an

                                                                       MCF 10/95

AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                            DISTRIBUTIONS         DISTRIBUTIONS
                                                                               OF NET                OF NET
                                          DIVIDENDS FROM                      REALIZED              REALIZED
                                          NET INVESTMENT                     SHORT-TERM             LONG-TERM
FUND                                          INCOME                        CAPITAL GAINS         CAPITAL GAINS
----                                      -----------------                 -------------         -------------
AIM AGGRESSIVE GROWTH FUND..............  declared and paid annually        annually              annually
AIM BALANCED FUND.......................  declared and paid quarterly       annually              annually
AIM CHARTER FUND........................  declared and paid quarterly       annually              annually
AIM CONSTELLATION FUND..................  declared and paid annually        annually              annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.......  declared and paid annually        annually              annually
AIM GLOBAL GROWTH FUND..................  declared and paid annually        annually              annually
AIM GLOBAL INCOME FUND..................  declared daily; paid monthly      annually              annually
AIM GLOBAL UTILITIES FUND...............  declared daily; paid monthly      annually              annually
AIM GROWTH FUND.........................  declared and paid annually        annually              annually
AIM HIGH YIELD FUND.....................  declared daily; paid monthly      annually              annually
AIM INCOME FUND.........................  declared daily; paid monthly      annually              annually
AIM INTERMEDIATE GOVERNMENT FUND........  declared daily; paid monthly      annually              annually
AIM INTERNATIONAL EQUITY FUND...........  declared and paid annually        annually              annually
AIM LIMITED MATURITY TREASURY SHARES....  declared daily; paid monthly      quarterly             annually
AIM MONEY MARKET FUND...................  declared daily; paid monthly      at least annually     annually
AIM MUNICIPAL BOND FUND.................  declared daily; paid monthly      annually              annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.  declared daily; paid monthly      annually              annually
AIM TAX-EXEMPT CASH FUND................  declared daily; paid monthly      at least annually     annually
AIM TAX-FREE INTERMEDIATE SHARES........  declared daily; paid monthly      annually              annually
AIM VALUE FUND..........................  declared and paid annually        annually              annually
AIM WEINGARTEN FUND.....................  declared and paid annually        annually              annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Class A, Class B or Class C shares are reinvested in additional shares of such Class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Class A or Class B shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to AIM Distributors, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class A shares may not be reinvested in Class B shares, and (iii) dividends and distributions attributable to the Class C shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B shares. Investors who have not previously selected such a reinvestment option on the account application form may contact AIM Distributors at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B shares are expected to be lower than those for Class A or Class C shares because of higher distribution fees paid by Class B shares. Dividends on Class A, Class B and Class C shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to AIM Distributors and are effective as to any subsequent payment if such notice is received by AIM Distributors prior to the record date of such pay-

                                                                       MCF 10/95
ment. Any dividend and distribution election remains in effect until AIM Distributors receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gain net income that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE SHARES (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE SHARES will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

                                                                       MCF 10/95

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually and will be applied uniformly to all dividends declared during the year. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution
(1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES, for which The Bank of New York, 110 Washington Street, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly-owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and has passed upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (713) 626-1919 (extension 5224) (in Houston), or toll-free at (800) 959-4246 (elsewhere). The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge, by writing or calling AIM Distributors. This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.

                                                                       MCF 10/95

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:

------------------------------------------------------------------------------------------------------------------------------
                                  GIVE SOCIAL SECURITY                                               GIVE TAXPAYER I.D.
      ACCOUNT TYPE                NUMBER OF:                         ACCOUNT TYPE                    NUMBER OF:
      Individual                  Individual                         Trust, Estate, Pension          Trust, Estate, Pension
                                                                     Plan Trust                      Plan Trust and not
                                                                                                     personal TIN of fiduciary
      Joint Individual            First individual listed in the
                                  "Account Registration" portion
                                  of the Application

      Unif. Gifts to Minors       Minor                              Corporation, Partnership,       Corporation, Partnership,
                                                                     Other Organization              Other Organization
      Legal Guardian              Ward, Minor or Incompetent

      Sole Proprietor             Owner of Business                  Broker/Nominee                  Broker/Nominee
------------------------------------------------------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed Internal Revenue Service ("IRS") Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions accompanying Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

o  a corporation
o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
o  the United States or any of its agencies or instrumentalities
o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
o a foreign government or any of its political subdivisions, agencies or instrumentalities
o  an international organization or any of its agencies or instrumentalities
o  a foreign central bank of issue
o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
o a futures commission merchant registered with the Commodity Futures Trading Commission
o  a real estate investment trust
o an entity registered at all times during the tax year under the Investment Company Act of 1940
o  a common trust fund operated by a bank under Section 584(a)
o  a financial institution
o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
o  a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Internal Revenue Code of 1986, as amended.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF 10/95

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the New Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of The AIM Family of Funds(R), present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of The AIM Family of Funds(R), provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the New Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as agent subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                       MCF 10/95

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[AIM LOGO APPEARS HERE]    THE AIM FAMILY OF FUNDS(R)

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1173

Investment Sub-Advisor
A I M Capital Management, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds(R), including charges and expenses, please call (800) 347-1919, (713) 626-1919 or write to the address shown above and request a free prospectus. Please read the prospectus carefully before you invest or send money.